UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2018

 SELLAS Life Sciences Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 West 38th Street, 10th Floor New York, NY 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the "Amendment") amends the Current Report on Form 8-K filed by SELLAS Life Sciences Group, Inc. (the "Company") on October 2, 2018 (the "Original Form 8-K"). Capitalized terms not defined herein have the same meaning as ascribed to them in the Original Form 8-K. The Original Form 8-K was filed to report the unilateral removal of assets from the Company’s Restricted Account pursuant to the directive issued by JGB Collateral and the Company’s application ("Court Application") for an Order to Show Cause for a Temporary Restraining Order, Preliminary Injunction and Expedited Discovery in the United States District Court (the "Court") to, inter alia, enjoin JGB and JGB Collateral from taking any further action with respect to such assets or any other collateral pledged in connection with the purchase of the Senior Secured Debenture. The Company is filing this Amendment solely to report the terms of the agreement entered into between the parties as a result of the Company’s Court Application (the "Standstill Agreement").

ITEM 2.04.    Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K/A to the extent required by this Item 2.04 is incorporated herein by reference.

ITEM 8.01.    Other Events

On October 4, 2018, the parties to the legal proceedings filed a Stipulation which was so ordered by the Court, reflecting the terms of the Standstill Agreement as a result of the Company’s Court Application filed on October 1, 2018. The Standstill Agreement provides, among other things, that the parties have agreed not to take any action (i) to seek payment of any amounts claimed to be due under the Senior Secured Debenture on the maturity date or otherwise; and (b) to exercise any rights or remedies under the Security Agreement with respect to any collateral pledged thereunder. In addition, JGB and JGB Collateral and their affiliates named in the litigation have agreed not to make any transfer outside of their possession of any of the funds removed from the Restricted Account. The trial for the complaint filed by JGB and the counterclaims filed by the Company is currently scheduled for November 27, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc..

Date:	October 5, 2018	By:	/s/ Barbara A. Wood
Barbara A. Wood Executive Vice President, General Counsel